UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2007

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization	(Commission file number)	(I.R.S. Employer Identification No.)

4490 Von Karman Avenue Newport Beach, California	92660 (Zip Code)
(Address of principal executive offices)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02    Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section, except as specifically incorporated by reference into the filings of William Lyon Homes under the Securities Act of 1933, as amended, or the Exchange Act.

On July 10, 2007 William Lyon Homes issued a press release announcing its preliminary new home orders, closings and backlog for the three and six months ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01    Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release issued on July 10, 2007 announcing preliminary new home orders, closings and backlog for the three and six months ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2007

WILLIAM LYON HOMES

By:	/S/ W. DOUGLASS HARRIS
Name: Its:	W. Douglass Harris Senior Vice President, Corporate Controller and Corporate Secretary

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on July 10, 2007 announcing preliminary new home orders, closings and backlog for the three and six months ended June 30, 2007.